SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) December 29, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


          Oklahoma              001-12396                73-0970298
(State or other jurisdiction   (Commission             (IRS Employer
     of incorporation)         File Number)         Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma          73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 7.01 Regulation FD Disclosure.

     On December 21, 2004, the Company filed a Form 8-K reporting that it had arranged for an investment banking firm to sell $1,500,000 of 12% convertible subordinated notes (the "Notes") to accredited investors in a private placement on a best efforts basis and issued a press release in connection therewith.

     In connection with the private placement, the Company disclosed material information to the Private Placement Agent and such information will be disclosed to other parties who receive the Confidential Private Placement Memorandum (the "PPM"). Pursuant to Regulation FD, the Company disclosed this material information in the Company's Form 8-K filed December 21, 2004.

     On December 29, 2004, the Company amended the offering (the "Amended PPM") to increase the amount being sold up to a maximum of $2,100,000 and to add a schedule of production equipment owned by Beard Technologies, Inc. and having an estimated fair market value of approximately $2,315,000. Holders of the Notes will be granted a contingent security interest in the equipment in the event the Company does not proceed with a coal reclamation project (the Pinnacle Project) which it expects to commence during the first quarter of 2005.

     Included in the PPM were Statements of Projected Operations and the accompanying Notes thereto which were attached as Exhibit 99.1 under Item 9.01 of the Company's December 21, 2004 Form 8-K filing. In the Amended PPM the Statements of Projected Operations have been revised to reflect lower net earnings per common share in 2006 and 2007 as a result of an increase in the weighted average common shares expected to be outstanding for such years. A copy of the revised Statements of Projected Operations is attached as Exhibit 99.1. The Notes have not changed since the earlier filing and the caveats thereto still apply.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibit is filed with this Form 8-K and is identified by the number indicated:

Exhibit No.           Description
-----------           -----------

99.1 Statements of Projected Operations for 2004 through 2007 and accompanying Notes to Statements of Projected Operations

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BEARD COMPANY

                                         /s/ Herb Mee, Jr.
                                         -------------------------------
                                         Herb Mee, Jr., President

December 30, 2004

                                INDEX TO EXHIBITS

Exhibit
No.         Description                        Method of Filing
---         -----------                        ----------------

99.1 Statements of Projected Operations for Filed herewith electronically 2004 through 2007 and accompanying
      Notes to Statements of Projected
      Operations